UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15345 Barranca Parkway, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01  Entry into a Material Definitive Agreement

Wells Fargo Amendment

On May 26, 2017,  Boot Barn Holdings, Inc. (the “Company”), and its subsidiaries entered into Amendment No. 2 to the Credit Agreement and Amendment No. 1 to the Collateral Agreement (the “Wells Amendment”), by and among the Company, Boot Barn, Inc., Sheplers Holding Corporation, Sheplers, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and Wells Fargo Bank, National Association, as Sole Lead Arranger and Sole Bookrunner, and the other Lenders named therein, which amends that certain Credit Agreement (the “Wells Fargo Credit Agreement”) and that certain Collateral Agreement (the “Wells Fargo Collateral Agreement”) each dated as of June 29, 2015. The Wells Amendment increases the aggregate Revolving Credit Commitment (as defined therein) to $135,000,000 and extends the Maturity Date (as defined therein) to the earlier of May 26, 2022 (or such later date that may be determined thereunder) or 90 days prior to the maturity date of the term loan under the Golub Credit Agreement (as defined below), which is currently scheduled to mature on June 29, 2021. In addition, the Wells Amendment makes certain immaterial changes to the provisions of the Wells Credit Agreement and Wells Collateral Agreement.

The foregoing description of the Wells Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Wells Amendment, which is filed as Exhibit 10.1, the Wells Credit Agreement, which is filed as Exhibit 10.6 to the Current Report on Form 8-K filed by the Company on July 2, 2015, and Amendment No. 1 to the Wells Credit Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on January 27, 2017, each of which is incorporated by reference herein.

Golub Amendment

On May 26, 2017, the Company and its subsidiaries entered into the First Amendment to Credit Agreement and Collateral Agreement (the “Golub Amendment”), by and among the Company, Boot Barn, Inc., Golub Capital Markets LLC, as Administrative Agent, Sole Lead Arranger, Sole Bookrunner and Syndication Agent, and the other Lenders named therein, which amends that certain Credit Agreement (the “Golub Credit Agreement”) and that certain Collateral Agreement (the “Golub Collateral Agreement”) each dated as of June 29, 2015. The Golub Amendment changes the maximum Consolidated Total Net Leverage Ratio (as defined therein) applicable to the trailing twelve months (ending on the closest fiscal quarter end date to the calendar date specified) permitted thereunder to 4.75 to 1.00 as of June 30, 2017 and September 30, 2017, decreasing to 4.50 to 1.00 as of December 31, 2017 until September 30, 2018 and to 4.00 to 1.00 as of December 31, 2018 and thereafter. In addition, the Golub Amendment makes certain immaterial changes to the provisions of the Golub Credit Agreement and Golub Collateral Agreement.

The foregoing description of the Golub Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Golub Amendment, which is filed as Exhibit 10.2 hereto, and of the Golub Credit Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 2, 2015 each of which is incorporated by reference herein.

Item 2.02   Results of Operations and Financial Condition

On June 1, 2017, Boot Barn Holdings, Inc. issued a press release announcing certain financial results for its fourth quarter and fiscal year ended April 1, 2017.  The press release is attached hereto as Exhibit 99.1.

The information provided in this Item 2.02, including Exhibit 99.1, is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibits

Exhibit 10.1+

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement, dated as of May 26, 2017, by and among Boot Barn Holdings, Inc., Boot Barn, Inc., Sheplers Holding Corporation, Sheplers, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and Wells Fargo Bank, National Association, as Sole Lead Arranger and Sole Bookrunner, and the other Lenders named therein.

Exhibit 10.2+

First Amendment to Credit Agreement and Collateral Agreement, dated as of May 26, 2017, Boot Barn Holdings, Inc., Boot Barn, Inc., Golub Capital Markets LLC, as Administrative Agent, Sole Lead Arranger, Sole Bookrunner and Syndication Agent, and the other Lenders named therein

Exhibit 99.1	Earnings press release dated June 1, 2017

+Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment and the omitted portions have been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Date: June 1, 2017	By:	/s/ Gregory V. Hackman
Name: Gregory V. Hackman
Title: Chief Financial Officer

Exhibit List

Exhibit No.	Description of Exhibits

Exhibit 10.1+

Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement, dated as of May 26, 2017, by and among Boot Barn Holdings, Inc., Boot Barn, Inc., Sheplers Holding Corporation, Sheplers, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and Wells Fargo Bank, National Association, as Sole Lead Arranger and Sole Bookrunner, and the other Lenders named therein.

Exhibit 10.2+

First Amendment to Credit Agreement and Collateral Agreement, dated as of May 26, 2017, Boot Barn Holdings, Inc., Boot Barn, Inc., Golub Capital Markets LLC, as Administrative Agent, Sole Lead Arranger, Sole Bookrunner and Syndication Agent, and the other Lenders named therein

Exhibit 99.1	Earnings press release dated June 1, 2017

+Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment and the omitted portions have been filed separately with the SEC.